Exhibit 23.9

Dawn Garcia, P.G. (Arizona)

Stantec

3133 W Frye Rd Suite 300, Chandler, AZ 85226

CONSENT OF QUALIFIED PERSON

I, Dawn Garcia, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Pilares’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2022 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 28 of February, 2023

________________________________________________

Dawn Garcia, Licensed Professional Geologist (Arizona, License No. 26034)

Michael Pegnam, P.E., (Arizona)

Golder Associates USA Inc.

7458 N. La Cholla Blvd., Tucson, Arizona, USA 85741

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Pilares’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2022 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 28 of February, 2023

________________________________________________

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Ronald Turner MAusIMM (CP Geo.)

Golder Associates S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘S-K 1300 Technical Report Summary Southern Copper Corporation: Pilares’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(e)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(f)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2022 (the “10-K”);

(g)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(h)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 28 day of February, 2023.

________________________________________________

Ronald Turner MAusIMM No. 302538, (CP Geo.)